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Exhibit 10.1

FIRST AMENDMENT AND WAIVER

        FIRST AMENDMENT AND WAIVER dated as of August 26, 2002 to the First Amended and Restated Credit Agreement dated as of April 11, 2002 (the "Credit Agreement") among Caremark Rx, Inc., a Delaware corporation (the "Borrower"); the banks, financial institutions and other institutional lenders parties to the Credit Agreement as lenders (the "Lenders"); J.P. Morgan Securities Inc., as the Syndication Agent; Wachovia Bank National Association, as the Documentation Agent; Banc of America Securities LLC, as the Lead Arranger, and Bank of America, N.A., as the Initial Issuing Bank, as the Swing Line Bank and as the Administrative Agent. Capitalized terms not otherwise defined in this Amendment and Waiver have the same meanings as specified therefor in the Credit Agreement.

PRELIMINARY STATEMENTS

        (1)  The Borrower has requested the Lenders to amend certain terms of the Credit Agreement and to waive compliance by the Borrower with certain terms of the Credit Agreement, in each case as hereinafter set forth.

        (2)  The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement and to waive compliance with the Credit Agreement, in each case as hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and the agreements contained herein, the parties hereto hereby agree as follows:

          SECTION 1.    Amendments to the Credit Agreement.    Effective as of the date first above written, the Credit Agreement is amended as follows:

    (a)
    Section 5.02(b)(iii) is amended by adding the words "or any Affiliate thereof" after the words "Lender Parties" therein, and

    (b)
    Section 5.02(f) of the Credit Agreement is hereby amended by (a) deleting clause (iv) thereof in its entirety and substituting in lieu thereof "(iv) Caremark Trust may declare and pay dividends in respect of the Convertible Preferred Securities as provided in the Convertible Securities Trust Agreement and may declare and pay dividends and other distributions (including liquidating distributions) to the Borrower, and Caremark Trust may redeem the Convertible Preferred Securities and the Convertible Common Securities with the proceeds of any redemption by the Borrower of its Convertible Subordinated Debentures and may cause the exchange of Convertible Preferred Securities and Convertible Common Securities for Convertible Subordinated Debentures and the conversion of such Convertible Subordinated Debentures into Borrower Common Stock;" and (b) deleting the phrase "$50,000,000 in any calendar year or" appearing in clause (v)(A)(I) therein.

          SECTION 2.    Waiver of Certain Provisions of the Credit Agreement.    Compliance by the Borrower with Section 5.02(h) of the Credit Agreement is waived in order, and only in order, to enable the Borrower to redeem or convert its Convertible Subordinated Debentures as provided in the Convertible Subordinated Debentures Indenture.

          SECTION 3.    Conditions Precedent to the Effectiveness of this Amendment and Waiver.    This Amendment and Waiver shall become effective as of the date first above written (the "Amendment Effective Date") if on or before 5:00 p.m. (Charlotte time) on August 26, 2002, the Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lenders, advise satisfactory to the Administrative Agent that such Lender has executed this Amendment and Waiver and (ii) the Consent attached hereto shall have been executed and delivered by each of the Restricted Subsidiaries.

          SECTION 4.    Reference to and Effect on the Loan Documents.    (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver.

          (b)  The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and waivers specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties (as defined in the Subsidiaries Guarantee) or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.    Costs and Expenses.    The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 6.    Execution in Counterparts.    This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

          SECTION 7.    Governing Law.    This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

THE BORROWER
CAREMARK RX, INC.
By	/s/ PETER J. CLEMENS IV
Name:	Peter J. Clemens IV
Title:	SVP & Treasurer

CONSENT TO AMENDMENT AND WAIVER

        Reference is made to the First Amendment and Waiver dated August 26, 2002 (the "Amendment and Waiver") to the First Amended and Restated Credit Agreement dated as of April 11, 2002 (the "Credit Agreement") among Caremark Rx, Inc., a Delaware corporation; the banks, financial institutions and other institutional lenders parties to the Credit Agreement as lenders; J.P. Morgan Securities Inc., as the Syndication Agent; Wachovia Bank National Association, as the Documentation Agent; Banc of America Securities LLC, as the Lead Arranger and Bank of America, N.A., as the Initial Issuing Bank, as the Swing Line Bank and as the Administrative Agent.

        Each of the undersigned, as a guarantor under the Amended and Restated Subsidiaries Guarantee dated as of April 11, 2002 (the "Subsidiaries Guarantee") in favor of the Guaranteed Parties (as defined in the Subsidiaries Guarantee), hereby consents to the execution and delivery of the Amendment and Waiver and the performance of the Credit Agreement, as amended and otherwise modified thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of such Amendment and Waiver, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver.

        This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

        This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

CAREMARK INTERNATIONAL INC.
By	/s/ IRENE GRAVES
Name:	Irene Graves
Title:	Asst. Secretary

CAREMARK INC.
By	/s/ IRENE GRAVES
Name:	Irene Graves
Title:	Asst. Secretary
CHOICE SOURCE, INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President

CHOICE SOURCE, A.M., INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President
CHOICE SOURCE CARIBBEAN, INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President
CHOICE SOURCE THERAPEUTIC OF OKLAHOMA, INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President
CHOICE SOURCE THERAPEUTIC SOUTH, INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President
CHOICE SOURCE THERAPEUTIC OF HOUSTON TEXAS, INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President
CHOICE SOURCE NORTHWEST, INC.
By	/s/ HOWARD A. MCLURE
Name:	Howard A. McLure
Title:	Vice President

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  Exhibit 10.1
FIRST AMENDMENT AND WAIVER
PRELIMINARY STATEMENTS
CONSENT TO AMENDMENT AND WAIVER